PBHG ADVISOR FUNDS, INC.
                           (the "PBHG Advisor Funds")

                          ANALYTIC ENHANCED EQUITY FUND
                         ANALYTIC DEFENSIVE EQUITY FUND
                        ANALYTIC MASTER FIXED INCOME FUND
                       ANALYTIC SHORT-TERM GOVERNMENT FUND
                             (the "Analytic Funds")

                       SUPPLEMENT DATED FEBRUARY 24, 1999
                      TO THE PROSPECTUS DATED JULY 14, 1998


     This Supplement updates certain information contained in the Prospectus, as supplemented September 8, 1998, October 20, 1998, December 29, 1998, January 5, 1999 and January 25, 1999. You should retain this Supplement, the Prospectus and all other Supplements for future reference.

     At the PBHG Advisor Funds Board of Directors Meetings held on January 25, 1999 and February 23, 1999, the Directors approved submitting the following three proposals for consideration at a Special Meeting of PBHG Advisor Funds
Shareholders: (i) the approval of a new investment advisory agreement between each of the Analytic Funds and Analytic Investors, Inc.; (ii) the election of seven new directors to succeed the current PBHG Advisor Funds Directors and
(iii) the ratification of PricewaterhouseCoopers LLP as the PBHG Advisor Funds' independent auditors.

     The date set for this Special Meeting is April 5, 1999. Shareholders of record at the close of business on February 19, 1999 are entitled to notice of, and to vote at, this Special Meeting.